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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12



                                Baxx Systems Inc.
                   (Formerly Barrington Sciences Corporation)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5)   Total fee paid:

--------------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3)   Filing Party:

--------------------------------------------------------------------------------

     4)   Date Filed:

--------------------------------------------------------------------------------

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

                                BAXX SYSTEMS INC.
                   (Formerly Barrington Sciences Corporation)
                            Notice of Annual Meeting
                                       And
                                 Proxy Statement
                                      2007

June 1, 2007

Dear Stockholder:

On behalf of the Board of Directors I would like to invite you to the Annual Meeting of Stockholders. The meeting will be held July 10, 2007 at Travel Lodge Langley City Hotel 21653 Fraser highway Langley, BC V3A 4H1 at the hour of 10:00 a.m. (Pacific Time).

You will find information regarding the matters to be voted on in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. A copy of our Annual Report on Form 10-K is enclosed with these materials. This meeting is for Baxx USA stockholders. (Formerly Barrington Science Corporation)

Whether or not you plan to attend the meeting in person, please submit your vote using the voting method (Proxy) described in the attached materials. Submitting your vote by this method will not affect your right to attend the meeting and vote in person should you so choose, although if you are a beneficial stockholder, you must obtain a legal proxy from the record holder.

If you have any questions concerning the meeting, please contact Baxx at 604-868-7400. For questions regarding your stock ownership you may also contact us at 604-868-7400.



Baxx Systems Inc. (Formerly Barrington Sciences Corporation)

"George Moore"

George Moore, President and CEO

                                TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING..................................................... ii
PROXY STATEMENT..............................................................  1
PROPOSAL 1- ELECTION OF DIRECTORS............................................  1
       DIRECTOR INFORMATION..................................................  1
       CORPORATE GOVERANCE...................................................  2
       DIRECTOR INDEPENDENCE.................................................  2
       COMMITTEES............................................................  3
       MEETING AND ATTENDANCE................................................  3
       COMMUNICATING WITH DIRECTORS..........................................  3
       DIRECTOR COMPENSATION.................................................  3
PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS............................  3
PROPOSAL 3 - RATIFICATION OF PURCHASE OF BAXX SYSTEMS INC (CANADA)...........  3
       DIRECTORS STATEMENT OF SUPPORT........................................  7
EXECUTIVE COMPENSATIOM.......................................................  7
       COMPENSATION COMMITTEE REPORT.........................................  7
       SUMMARRY COMPENSATION TABLE...........................................  7
STOCK OPTIONS................................................................  7
STOCK OWNERSHIP..............................................................  8
          STOCK OWNERSHIP REQUIREMENTS.......................................  8
REPORT OF AUDIT COMMITTEE....................................................  8
ADDITIONAL INFORMATION.......................................................  9
       RECORD DATE: SHARES OUTSTANDING.......................................  9
       QUARAM................................................................  9
       PROXIES RIGHT TO REVOKE...............................................  9
       DEFAULT VOTING........................................................  9
       TABULATION OF VOTE....................................................  9
       PROXY SOLICITATION....................................................  9
       DIRECTOR NOMIONATION PROCESS..........................................  9
STOCKHOLDER PROPOSALS FOR NEXT YEARS MEETING.................................  9
SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE....................... 10
CODE OF CONDUCT.............................................................. 10
STOCKHOLDERS LIST............................................................ 10
STOCKHOLDERS SHARING THE SAME LAST NAME AND ADSDRESS......................... 10
ANNUAL REPORT ON FORM 10K.................................................... 10

                              Baxx Systems Inc. USA
                   (Formerly Barrington Sciences Corporation)
               1107 Bennet Drive Port Coquitlam, BC V3C 6H2 Canada

                NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
                ------------------------------------------------


Date           Tuesday July 10, 2007

Time           10 AM Pacific Time

Place          Travel Lodge Langley City Hotel 21653 Fraser highway Langley, BC


Proposals      Proposal 1 - Elect Board of Directors

               Proposal 2 - Ratification of Independent Auditors

               Proposal 3 - Ratification of the Acquisition of all the issued and outstanding stock of Baxx Systems Inc. Canada

Stockholders will also transact any other business properly brought before the meeting. At this time, the Board of Directors knows of no other proposals or matters to be presented. This Notice of Annual Meeting and Proxy Statement is accompanied by a copy of the Annual Report on Form 10-K

DATED at Port Coquitlam British Columbia on the 1st day June 2007

                       On behalf of the Board of Directors


                             Lorne Broten, Director
                                  June 1, 2007

                                BAXX SYSTEMS INC.
                   (Formerly Barrington Sciences Corporation)
                                 PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by Baxx Systems Inc., on behalf of the Board of Directors, for the 2007 Annual Meeting of Stockholders. This Proxy Statement and the related proxy form are being distributed on or about June 29, 2007.

You can vote your shares using one of the following methods:

     1.   Complete and return a written proxy
     2.   Attend and vote at the meeting


Unless you are planning to vote at the meeting, your proxy must be received 48 hours before the meeting. Even if you submit your vote by proxy you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder.

Stockholders are being asked to consider three proposals at the meeting. The following is a summary of the proposals and the voting recommendations of the Board of Directors:

                               SUMMARY OF PROPOSALS

               Proposal                                    Board Recommendation
--------------------------------------------------------------------------------

Election of Directors                                              For
Ratification of Independent Auditors                               For
Ratification of the Purchase of all the shares of                  For
 Baxx Systems In (Canada)

--------------------------------------------------------------------------------
                The details of each proposal are set forth below

Slate of Proposed Directors
---------------------------

The following table sets forth the Proposed Slate Directors for the Company, their municipalities of residence, their current positions with the Company, their principal occupations during the past five years and the number of Common Shares of the Company beneficially owned, directly or indirectly, or over which control or direction is exercised.


Name, Municipality of       Principal Occupation for Past    Proposed   Common Shares  Percentage of Class
Residence                   Five Years                       Term *     Held           Prior to Transaction
---------------------       -----------------------------    --------   -------------  --------------------

George Moore                CEO of Barrington Sciences       3 Years      722.854            15.4%
Director and CEO            Corporation
Surrey, British Columbia

Lorne Broten                Management Consultant, CFO BSC   2 Years      306,308 **          6.5%
Director & C.F.O.
Port  Coquitlam, B.C.

Jim  Lambright              Consulting                       1 Year       199,128             4.2%
Director
Woodinville, WA

----------
     *    As required by the By Laws Directors terms to be staggered
     **   The shares are owned by Lorne Broten Family Trust


                                        1

Resumes of Proposed Directors:

George Moore
------------

President & Chief Executive Officer & Director

Mr. Moore was a founder of Uni-Ray Inc., a consulting company and was a Senior Partner. His client list included many well-known international companies such as IBM, Xerox, Nortel, Decorating Den Systems and Travelodge. In 1993, he served as the Executive Director of the foundation for the Advancement of Canadian Entrepreneurship. From 1994 to 1996, he served as Director of Franchise Development for Decorating Den Systems Inc. From 1996 to 1999, Mr. Moore was Manager of Business Development, Western Canada, for Travelodge Canada. In 1999, he joined the original Barrington Sciences Corporation and served as its President until the fall of 2001. From 2001 to the present he has served as President and CEO of BSC.

Lorne H. A. Broten, C.M.A. CMC
------------------------------

CFO and Director

Mr. Broten has been a self employed Management Consultant since 1967. Over the past five years he has been involved with a number of start-up companies, including Barrington Sciences Corporation and a privately owned technology company. In addition he has had a number of consulting jobs for private companies. Mr. Broten is a Certified Management Accountant and a Certified Management Consultant.

Jim Lambright
-------------

Director

Jim Lambright is best known for his long association with the University of Washington football program. Jim played for the Huskies from 1960-1965, and graduated with a degree in education. During the 1993-1998 seasons, Jim Lambright was the Head Coach of the Husky football team. He won one Pac-10 title and led his teams to four post-season bowl games.

After his coaching career he joined Lou Tice and The Pacific Institute as a Vice President and Keynote speaker, encouraging and challenging people to build strong work teams through communication, dedication, commitment, and trust. Building a team on the field requires the same elements as building a team on the production floor, in an office, or in the boardroom


CORPORATE GOVERANCE

Corporate Governance Principles -- The Board of Directors believes that adherence to sound corporate governance policies and practices is important in ensuring that Baxx is governed and managed with the highest standards of responsibility, ethics and integrity and in the best interests of its stockholders. Standards and Principles will be developed.

Director Independence -- the Board believes that the interests of the stockholders are best served by having a substantial number of objective, independent representatives on the Board. The company intends to promote the objective as soon as it can.


DIRECTOR INDEPENENCE

George Moore                                             Not Independent
Lorne Broten                                             Not Independent
Jim Lambright                                            Independent

COMMITTEES

Audit Committee - The Board has yet to establish an Audit Committee
Compensation Committee - The Board has yet to establish a compensation committee Governance and Nominating Committee - The Board has yet to establish this committee


COMMUNICATING WITH DIRECTORS

Stockholders may communicate with Directors individually by group or to all Directors. Contact information can be obtained from the company web site.


DIRECTORS COMPENSATION

There is no compensation plan for Directors


PROPOSAL 2 - RATIFICATION OF INDEPENDENT AUDITORS
-------------------------------------------------

Ratify appointment Appoint Auditors: Moore & Associates CPA, PCAOB Registered Auditors, Las Vegas Nevada. US$7,500.00 for 2007


PROPOSAL 3 - RATIFICATION OF PURCHASE OF BAXX SYSTEMS INC (CANADA)
------------------------------------------------------------------

Transaction

The Company has entered into an agreement dated May 15, 2007 with Baxx Systems Inc. Canada ("Baxx"), a Federally Incorporated Canadian corporation and the Stockholders of Baxx Canada. In general terms, this agreement provides for the purchase of all the issued and outstanding shares of Baxx Systems Inc. Canada. These shares represent 100 percent of the shares of Baxx which is a wholly owned Subsidiary of Baxx USA subject to the ratification of the agreement. Under the provisions of the State of Nevada, this transaction requires the approval of the Stockholders of the Company by Ordinary Resolution.

Terms of the Share Purchase Agreement

The following is a summary of the terms of the Asset Purchase Agreement. A complete copy of the Asset Purchase Agreement is attached.

Pursuant to the terms of the Asset Purchase Agreement, the Stockholders of Baxx Systems Inc. Canada have agreed to sell all of the issued and outstanding shares of the Company to Baxx Systems Inc. Nevada formerly BSC. The issuance of 3,511,238 common shares to the Stockholders of Baxx by Baxx USA shall be the purchase price. The existing shareholders of Baxx USA will own 50% of the new business.

Baxx Canada will become a wholly owned subsidiary of Baxx USA (BSC) and will be engaged in research and development activities only. The commercial business shall be carried on by Baxx USA.

Background to and Reasons for the Transaction

After the closure of the rapid test operation in China Management has been searching for a business opportunity to vend into Baxx USA. After numerous attempts to find a business opportunity and spending countless hours and effort to come to terms with a number of ventures Management came across the "Intelligent Retrofit" opportunity. The Directors concluded that this patent pending window retrofit and replacement method had an opportunity to provide a reasonable chance to become very profitable. Therefore the Directors decided to pursue and conclude a business arrangement.

On April 10, 2007 the company rolled back its shares to 1 for every 5.18761 shares issued. This resulted in the total shares issued becoming 4,700,000 common shares. The percentage of ownership did not change, just the number of shares. Then the company issued 300,000 common shares for consideration of $95,860.00 of debt to an arm's length party. As outlined in the attached agreement between Baxx Canada and Baxx USA all the current Directors of Baxx USA will cancel all their shares in Baxx USA and return them to treasury once the Stockholders ratify the agreement. The reason they are doing this is because they are Stockholders of Baxx Canada. The total outstanding shares in Baxx USA will then be 3,511,238 prior to the acquisition of Baxx Canada. After the transaction has been complete the current Stockholders will own 50% of the company and the Baxx Canada Stockholders will own 50%. The total shares issued will be 7,022,476.


Information Concerning Baxx Systems Inc

Baxx Canada was Incorporated Federally in Canada on April 19, 2007. This followed almost a year of negotiations with Mr. Paul Alkhoury the inventor of the "Intelligent Retrofit" systems. Mr. Alkhoury has filed utility patents for the "Intelligent Retrofit System"(TM). Mr. Alkhoury has spent most of his working life in the window business and found there a need and an opportunity to "Intelligently Retrofit Windows".

Mr. Alkhoury, Mr. George Moore, Dr. Tony Reynolds, Jim Lambright and Lorne Broten are the founders of Baxx Systems Inc. Canada. Because they are Directors of Baxx USA they cannot vote on the ratification of the resolution. However all of them are canceling all their shares in the Baxx USA as soon as the resolution is passed.


Executive Summary
"The Intelligent Retrofit System"(TM)
-------------------------------------

The construction of multi story commercial and residential buildings has grown enormously over the past 40 years, creating huge opportunities for the supply of new and replacement windows. Buildings that were built in the sixties, seventies and eighties, and are now in need of upgrading, have created a vast opportunity for window professionals. About one half of all the windows sold in the United States are replacement windows and for the building owner and property manager, replacing the windows has been the only solution available to them.

The Company provides a new and very attractive alternative to replacing windows through the introduction of the Intelligent Retrofit System(TM). The new Intelligent Retrofit System(TM) will address all of the issues concerned in the need to upgrade. The system will significantly increase the overall performance of window conditions as well as installation, enhance the overall appearance of the building, decrease energy costs and provide a more comfortable environment for the occupants. It will do all of this for less than half the cost of replacing the windows.

The Intelligent Retrofit System(TM) consists of highly profiled aluminum extrusions that contain seals and thermal breaks in a component format. These profiles have been uniquely designed to fit over the top of the existing window frame, curtain walls and sashes, providing a positive seal and thereby eliminating the need to remove and replace the existing window.

Industry reports state that the window and door industry in North America will grow significantly throughout the remainder of this decade and well into the next one. The Company will focus on this market primarily, but cannot ignore the huge opportunities that exist internationally.

The products are made of extruded aluminum and can be recycled at the end of their life cycle. They fit the cradle-to-cradle profile of production - use - recovery - recycle. Use of the IR System will eliminate waste materials, which are typically taken to the landfill. The Company will make application for approval under the Energy Star program, offering tax benefits and grants to building owners who reduce energy use.

The Company will deliver and install its products through a network of trained and certified dealers, first in North America and later to foreign markets that present immediate opportunity for the Company and its network.

General Company Description
---------------------------

The main business objective of the company is to fully commercialize the Intelligent Retrofit System(TM), developed by Paul Alkhoury of Toronto. During several years of research and development Mr. Alkhoury has used his industry experience and technical knowhow to bring to life this very unique opportunity within the "Window Retrofit Industry".

The Company has an existing state of the art production ready product line and is dedicated to the innovation and improvement of technologies that provide alternative and cost effective methods to conventional window replacement. The company offers building owners and managers a system that will perform at least equally, and in most cases better, than window replacement at approximately one third the cost while providing minimum inconvenience to the building occupants. Given current methods of gutting and replacing old, underperforming windows and the associated upheaval for tenants and businesses alike, the Intelligent Retrofit System(TM) is a welcome relief from the constant upsetting disruption, typically associated with window replacement.

The Intelligent Retrofit System(TM) significantly increases the overall performance of existing window conditions, including installation. Replacing a window will not guarantee performance if it is not installed properly. The Intelligent Retrofit System(TM) eliminates the need for replacement and therefore ensures maximum performance.

The aluminum extrusions, designed in-house, will be produced in China, and sold to a network of licensed dealers, first in North America and later worldwide through distributors. Initially focusing on mid to high-rise buildings, the company is developing profiles for the housing market and will offer its products to homeowners in 2008.

Windows in medium and high rise buildings need to be replaced approximately every 15 years, thus creating a never ending stream of opportunity for the Company and its dealers.

The significant benefits and cost savings the Intelligent Retrofit System(TM) offers to building owners and managers demands its consideration in all applications.

The Business

There are two main reasons why building owners will want to replace windows. One is to improve the overall appearance of the building so that it can be sold faster and at a higher price. The other is to correct air and water leakage, which is causing discomfort in the building and high-energy costs.

The Company will begin marketing the Intelligent Retrofit System(TM) in Canada but will quickly move to capture the much larger United States market. The similarity of window shapes and sizes makes it easy to service both markets simultaneously. Once an imprint has been made in North America, it is our intent to launch an international strategy that will enable us to quickly capture foreign markets. An example of the emerging opportunity; China has recently announced that owners of apartments, office towers and other buildings will be required to improve efficiency and are expected to spend over US$200 billion on upgrades by 2020. The Beijing Government will offer subsidies and tax breaks to help with the cost. These new tighter standards will create a tremendous market for energy saving technology and renovation work. Similar programs are in effect or are being considered in most countries and Canada has just announced a new program to be effective 2007.


Technology

The company has conducted a thorough patent search and are confident of two very strong claims on the new design. The claims pertain to a system that can be pre-assembled and when installed becomes an integral part of the existing window. Patent applications have been filed in the United States and Canada and an international patent application will be filed within 30 months The Company will be aggressive in developing and patenting new and innovative products to enhance and/or complement the Intelligent Retrofit System(TM).

In order to measure the performance of the Intelligent Retrofit System(TM), numerous competitive tests were conducted at an independent testing laboratory in Brampton, Ontario. The system was tested according to, and exceeded, CSA standards. Testing included air and water infiltration as well as condensation and mechanical.

Although the system was designed primarily for mid to high-rise buildings, it can easily be adapted to fit all types of window systems.

As the Intelligent Retrofit System(TM) does not change the structure of the building, a construction permit is not required. Building codes do not apply either because we are not changing the window. If additional work is requested that may require a permit, it will be the responsibility of the building owner to obtain it.

The Intelligent Retrofit System(TM) is a unique retrofit system designed to improve the existing window system, rather than removing and replacing it. It is also designed to significantly enhance the overall building appearance. The Intelligent Retrofit System(TM) consists of highly profiled aluminum extrusions that contain seals and thermal breaks in a component format. These profiles have been uniquely designed to fit over the top of the existing window frame, curtain walls and sashes, providing a positive seal and thereby eliminating the need to remove and replace the existing window. The extrusions are available in a variety of different profiles and new profiles can easily be designed as needed. The availability of several different colours and textures will permit flexibility in matching the system to the look of the existing building. The Intelligent Retrofit System(TM) is designed with a built-in continuous EPDM gasket to provide a tight seal year after year. The custom-design anodized aluminum profiles come in different colours and finishes. A high performance foam block creates a very effective thermal barrier making for a warmer interior window surface. In essence, the end result will be a modern fresh look and performance that far exceeds the standard building code.

Intelligent Retrofit(TM) dealers will be trained to identify and perform other tasks to correct the performance and appearance of the window, such as broken window panes and problems arising on the inside of the building.

The typical warranty period in the windows industry is ten years and the company will offer a ten-year warranty on its products and installation. The onus will be on the independent dealer to satisfy claims regarding installation. The company will carry public liability insurance.

The company will provide consulting services to the dealers on all jobs and will charge a fee for these services

The competitive advantage is the significant savings the Intelligent Retrofit System(TM) offers building owners over conventional window replacement; this can be as much as 65% of the cost of replacing windows. The non-intrusive process of installation is also unique and attractive to building owners.

The Intelligent Retrofit System(TM) will be a stand-alone product in the windows industry. It will have no direct competition in its class but will compete against cladding over which it has the advantage of improving performance by solving the problem of air and water leakage. It will also compete against new window replacement, over which it has a significant pricing advantage.


DIRECTORS SUPPORT FOR PROPOSAL 3

Directors of the Company are of the view that this Transaction is in the best interests of the Company because it may provide the Stockholders of the Company with the opportunity for liquidity (although no representations can or is made with respect to the price or volume at which any shares of the company could trade at any point in the future), and that it may provide the Company with increased access to the financial markets as required by virtue of owing this wholly owned subsidiary that has a unique patent pending product. www.baxxsysystems.com


EXECUTIVE COMPENSATIOM

There has been no Executive Compensation established.


COMPENSATION COMMITTEE REPORT

The Compensation Committee has not been established


SUMMARRY COMPENSATION TABLE

There is no compensation established


STOCK OPTIONS

There is no stock option plan established

STOCK OPTION REQUIREMENTS

There is no stock option plan


STOCK OWNERSHIP

The following table provides the information of stock held or controlled by directors or those nominated to be directors and those who own or control more than 5% of the total number of shares outstanding. Unless otherwise indicated, each person named holds sole investment and voting over the shares shown. The shares are all common voting shares. No other class of shares have been issued

                                                                   Total as a
                                                      Total        percentage of
                                       Number of      Beneficial   the class of
Beneficial Owner                       Shares Owned   Ownership    shares
----------------                       ------------   ---------    -------------

George Moore *
15286 - 98th Ave                       722,854        586,375      15.4%
Surrey, BC  V$N 2V3

Lorne Broten **
1107 Bennet Drive                      442,691            0         9.4%
Port Coquitlam, BC V3C6H2

Charles Payne ***
3213 W. Wheeler Street                 750,002        750,002      16.0%
PBM 249
Seattle, WA 98199

Dr. Tony Reynolds
37 Reynolds Warf, Coalport             369,479        369,479       8.4%
Tetford Shropshire, England TF8 77HU

Jim Lambright
16319 - 170th Avenue                   199,128        199,128       4.2%
Woodinville, WA 98072

----------
* Of the 722,854 shares, 136,479 are owned by George Moore's wife Ann Moore

** Of the 442,691 shares, 306,308 are owned by The Lorne Broten Family Trust. He is not a beneficial owner of the trust. The balance of the shares 136,383 are owned by his son Marc Broten. He has no control over those shares.

*** Of these shares 737,226 are owned by Udici Ltd. PO Box 150 Leeward Highway Providenciales Turks & Caicos Islands B.W.I. Estelle Payne, wife of Charles Payne controls this company.


REPORT OF AUDIT COMMITTE

There is no report as the committee has not been established

Audit Fees Last Two Fiscal Years

2005   $4,000.00
2006   $4,000.00

ADDITIONAL INFORMATION

     RECORD DATE:
     May 1, 2007

     SHARES OUTSTANDING:
     A total of 4,700,000 shares are outstanding as at May 1, 2007

     QUARAM:
     A simple majority of the issued and outstanding stockholders represented at the Meeting will be a quorum.

     PROXIES RIGHT TO REVOKE:
     By submitting your proxy, you authorize George Moore or Lorne Broten to represent you and vote your shares at the meeting in accordance with your instructions. They may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any adjournments or postponements of the meeting. Or you can appoint someone else to represent you at the meeting.

     If you attend the meeting, and are either a record holder or have obtained a "legal proxy" from the record holder, you may vote your shares in person, regardless of whether you have submitted a proxy. You may revoke your proxy by sending a written notice of revocation to Baxx by submitting a later-dated proxy or by voting in person at the meeting.

     DEFAULT VOTING
     If you submit your proxy but do not indicate your voting instructions, your shares will be voted as Follows: Proposal 1 Election of Directors: For - Proposal 2 Ratification of Independent Auditors For- Proposal 3 Ratification of the Purchase of the Shares of Baxx Systems Inc. (Canada) For

     TABULATION OF VOTE
     The company acts as its own transfer agent and will tabulate and certify the votes.

     PROXY SOLICITATION
     The proxies will be solicited by mail, email or phone.

     DIRECTOR NOMIONATION PROCESS
     A stockholder may nominate a Director at the meeting.

STOCKHOLDER PROPOSALS FOR NEXT YEARS MEETING

Stockholder may present proposals for consideration at the next annual meeting which is scheduled for May 17 2008. The submission should include the proposal and a brief statement of the reasons for it, the name and address of the stockholder the number of shares beneficially owned by the stockholder and a description of any material direct or indirect financial or other interest that the stockholder may have in the proposal. The proposal must be submitted no later than March 17, 2008. Proposals should be addressed to Baxx Systems Inc. 1107 Bennet Drive Port Coquitlam, BC V3C 6H2

     SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE
     Nothing to report


     CODE OF CONDUCT
     Baxx will establish a code of conduct.


     STOCKHOLDERS LIST
     For a week prior to the meeting and at the meeting a list of stockholder that can vote at the meeting will be available for examination. Prior to the meeting at: 1107 Bennet Drive Port Coquitlam, BC


     STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS
     Baxx will mail only one copy of the meeting material to each household. If additional copies are required please email us and we will send additional copies in the future. See web site for email address.


     ANNUAL REPORT ON FORM 10K
     A copy of the fiscal year 10K is being distributed with the Proxy
     Statement.

                                Baxx Systems Inc.
                   (Formerly Barrington Sciences Corporation)


                               INSTRUMENT OF PROXY


                             ANNUAL GENERAL MEETING
                                 (the "Meeting")




                                 TO BE HELD AT:

                            Travel Lodge Langley City
                              21653 Fraser Highway
                                   Langley, BC




                      THIS PROXY IS SOLICITED ON BEHALF OF
                            MANAGEMENT OF BAXX (BSC)

The undersigned Stockholder of Baxx (BSC) hereby appoints George Moore, CEO and a Director of Baxx (BSC) , or should George Moore be unable or unwilling to so act, then Lorne Broten, a Director of Baxx (BSC), or in the place of the foregoing, ______________________________, (print the name) as proxyholder for and on behalf of the Stockholder with the power or substitution to attend, act and vote for and on behalf of the Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Stockholder were present at the said Meeting, or any adjournment thereof.

The Stockholder hereby directs the proxyholder to vote the securities of Baxx
(BSC) registered in the name of the Stockholder as specified herein.



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                                   RESOLUTIONS
                                   -----------


Proposal 1

     Elect the proposed slate of Directors.

     FOR _____                AGAINST _____


Proposal 2

     Ratification of Independent Auditors

     Moore & Associates CPA, PCAOB Registered Auditors, Las Vegas Nevada. Fees $7,500.00

     FOR _____                AGAINST _____

Proposal 3

     To approve a Resolution of the Stockholders of the Company, as follows:

     "BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:

     (a) the purchase of all the issued and outstanding shares of Baxx Systems Inc. Canada by Baxx Systems Inc. Nevada (formerly Barrington Sciences Corporation) be ratified in accordance with the agreement attached hereto.


     FOR _____                AGAINST _____

The Undersigned hereby revokes any proxy previously given to attend and vote at the Meeting.

WITNESS my hand this _____ day of ________________________, 2007.


_______________________________             ____________________________________
NAME (please print)                         SIGNATURE OF STOCKHOLDER

Address: __________________________________________________

         __________________________________________________

         __________________________________________________

Phone Number ________________________________

Email Address _______________________________

         (See accompanying Notes to this Proxy for Important Information and Instructions.)


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                                Baxx Systems Inc.
                   (Formerly Barrington Sciences Corporation)

                         NOTES AS TO INSTRUMENT OF PROXY
                         FOR THE ANNUAL GENERAL MEETING
                           to be held on July 10, 2007

--------------------------------------------------------------------------------

1. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED ON ITEMS 1, 2 AND 3 AS THE STOCKHOLDERS MAY HAVE SPECIFIED BY MARKING AN `X' IN THE SPACES PROVIDED FOR THAT PURPOSE. IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED AS IF THE STOCKHOLDERHAD SPECIFIED AN AFFIRMATIVE VOTE.

2. IF THE STOCKHOLDERSOES NOT WANT TO APPOINT THE PERSON NAMED IN THE INSTRUMENT OF PROXY, HE SHOULD STRIKE OUT HIS NAME AND INSERT IN THE BLANK SPACE PROVIDED, THE NAME OF THE PERSON HE WISHES TO ACT AS HIS PROXY. SUCH OTHER PERSON NEED NOT BE A STOCKHOLDEROF BAXX (BSC).

3. The Instrument of Proxy, when properly signed, confers discretionary authority with respect to amendments or variations to the matters to be brought before the Meeting, or any other matters, which may properly be brought before the Meeting. At the time of print the Information Circular, the Management of Baxx (BSC) was not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. However, if any other matters which are not now known to Management should properly come before the meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the persons voting the proxy.

4. The Instrument of Proxy will not be valid unless it is dated and signed by the Stockholder or by his attorney duly authorized by him in writing, or, if the Stockholder is a corporation, it must either be under its common seal or signed by a duly authorized officer or officers.

5. The Instrument of Proxy to be effective must be deposited with the Office of Baxx Systems Inc. 1107 Bennet Drive Port Coquitlam, BC V3C 6H2 at least 48 hours before the time of the meeting or adjournment thereof. In the case of revocation, the Proxy must be deposited at any time up to and including the last business day preceding the meeting or adjournment thereof at which the Proxy is to be used, or to the Chairman of the meeting on the day of the meeting or any adjournment thereof.

6.   This Proxy is solicited on behalf of the Directors of Baxx.

(Name and Address as registered - please notify us of any change in your address)